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                                                                Exhibit 99(c)(7)

                             STOCK OPTION AGREEMENT



         OPTION AGREEMENT, dated as of August 10, 1999, between COMC, INC., an Illinois corporation (the "Company") and Christopher R. Smith (the "Optionee").

         WHEREAS, the Company, in consideration for the Optionee's agreement to enter into an employment agreement (the "Employment Agreement") providing for the employment of the Optionee as the Chief Financial Officer of the Company commencing on the date hereof, desires to grant to the Optionee an option to either acquire or increase, as the case may be, his proprietary interest in the Company and its subsidiaries;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, the parties hereto mutually agree as follows:

         1. Grant of Option.

                  A. Subject to the terms and conditions hereinafter set forth, the Company hereby grants to the Optionee, the option (the "Option") to purchase, during the period specified in Paragraph 2 and at the purchase price specified in Paragraph 3, all or any part of 2,463,896 shares, or 12.3% of the fully-diluted common stock of the Company on the date hereof (including the adjustments, if any, in Paragraph 6) (the "Shares"), of the Common Stock of the Company, $.01 par value (the "Common Stock"), which, when issued upon the exercise of the Option, and paid for in accordance with the terms hereof, shall be fully paid and nonassessable.

         2. Period and Exercise.

                  A. Subject to the provisions of Paragraphs 3 and 9, the Option shall be exercisable by the Optionee at any time during the term of the Option, in whole or in part, on the date his employment with the Company begins. The Option and all rights thereunder shall terminate on a date 10 years from the date of this Agreement (the "Termination Date").


                  B. The Option may be exercised pursuant to its terms by the Optionee's giving written notice thereof to the Secretary or Treasurer of the Company at its then principal office. Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be accompanied by payment in full of the exercise price for such Shares in cash, by check payable in good funds to the order of the Company, by the delivery of a recourse promissory note, by the delivery of shares of Common Stock of the Company valued at their fair market value on the date of exercise, or by the surrender of options with respect to such number of other shares which, when multiplied by the excess of the fair market value of a share of Common Stock on the date of exercise over the exercise price of such surrendered option, equals the exercise price, or the portion thereof, to be satisfied on such surrender.

                  C. The Company may in its discretion require, whether or not a registration statement under the Securities Act of 1933 (the "Act") is then in effect with respect to the Shares issuable upon such exercise, that as a condition precedent to the exercise of the Option, the


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person exercising the Option give to the Company a written representation and undertaking, satisfactory in form and substance to the Company, that he is acquiring the Shares for his or her own account for investment and not with a view to the distribution or resale thereof and otherwise establish to the Company's satisfaction that the offer or sale of the Shares issuable upon the exercise of the Option will not constitute or result in any breach or violation of the Act, or any similar act or statute or any rulings or regulations thereunder.

         In the event this Option shall be exercised pursuant to Paragraph 10 by any person other than the Optionee, the aforesaid notice shall also be accompanied by appropriate proof of the right of Such person to exercise the same.

         3. Option Price. Subject to the provisions of Paragraph 5, the option price per share shall be $.08 per share (the "Option Price").

         4. Listing, Registration and other Legal Requirements.

                  A. The granting and exercise of this Option and the Company's obligation to deliver Shares pursuant to an exercise of the Option shall be subject to all applicable federal and state laws, rules and regulations, and to obtaining such approvals by registration or qualification with a regulatory or governmental agency as may be required. Pending the satisfaction of the foregoing, such exercise shall be deemed suspended and there shall be returned to the person exercising the Option the proceeds representing the exercise price. In such event, the Company shall provide notice to the Optionee or his representative of the satisfaction of the foregoing condition, whereupon the right to exercise the Option shall be reinstated.

                  B. As soon as practicable, but in any event no later than 120 days after the date hereof, the Company shall file a registration statement on Form S-8 with the Securities and Exchange Commission, and use its best efforts to effect such registration, including, without limitation, the execution of all undertaking to file post-effective amendments, and shall take all actions to comply with applicable regulations issued under the Act, as may be so requested and as would permit or facilitate the sale and distribution of all of the Shares.

         5. Adjustments for Reorganization, Liquidation, Stock Dividends or Stock Splits.

                  A. If the Company is reorganized, or merged or consolidated with another corporation while the Option, or any portion thereof remains outstanding, there shall be substituted for the shares Subject to the unexercised portion of the Option an appropriate number of shares of each class of stock or other securities of the reorganized, or merged or consolidated corporation which were distributed to the shareholders of the Company in respect of such shares, provided, however, that this Option may be exercised in full by the Optionee as of the effective date of any such reorganization, merger or consolidation by the Optionee's giving notice in writing to the Company of his intention to so exercise.

                  B. If the Company is liquidated or dissolved while the Option, or any portion thereof, remains unexercised, then such unexercised portion of the Option may be exercised in full by the


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Optionee as of the effective date of any such liquidation or dissolution of the
Company by the Optionee's giving notice in writing to the Company of his intention to so exercise.

                  C. If the outstanding shares of common stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination or exchange of shares, recapitalization, extraordinary dividend payable in stock of a corporation other than the Company, or otherwise in cash, or any other like event by or of the Company, and as often as the same shall occur, then the number, class and kind of shares subject to this Option, and the Option Price, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the Option Price; provided, however, that no adjustment shall be made by reason of the distribution of Subscription rights on outstanding stock.

         6. Adjustments for Increase in Outstanding Shares of Common Stock. This Option is meant to be an option to purchase the number of Shares that, upon exercise, equal to 12.3% of the total Outstanding capital of the Company, on a fully diluted basis, on the date hereof. If the shares of common stock in the Company's treasury (which shares have been contributed for the sole purpose of issuing options to the Optionee) are removed for any reason and required to be issued and outstanding shares of common stock, then the number of shares issuable upon exercise of this Option shall be increased so that the aggregate shares issuable to Optionee hereunder represent 12.3% of the total outstanding capital of the Company, after solely taking account of the shares that have been removed from treasury, on a fully diluted basis, upon exercise.

         7. Corporate Reorganization; Liquidation. In the event of a reorganization by means of merger or consolidation of the Company with, or sale or substantially all the assets of the Company to, another corporation or the dissolution or liquidation of the Company while all or part of the Option remains outstanding under this Agreement, there shall be substituted for the Shares subject to the unexercised portion of the Option an appropriate number of shares of each class of stock, other Securities or other assets of the reorganized corporation or, if liquidated, the Company, which would have been distributed in respect of such Shares if the Option had been exercised immediately prior to the record date of the applicable foregoing transaction; provided, however, that the Optionee may exercise in full the Option granted hereunder as of the effective date of any such reorganization or dissolution or liquidation of the Company by giving notice to the Company of his intention to so exercise.

         8. No Rights in Shares Prior to Exercise. The Optionee shall not be considered a record holder of any of the Shares subject to an unexercised portion of the Option until the date on which he or she shall exercise the Option as to such Shares in accordance with Paragraph 2 hereof; provided, however, in the event the exercise is effected within 10 days prior to the record date for the determination of holders entitled to vote at a meeting of shareholders, the holder of the Shares received upon exercise of the Option shall not have any right to vote the Shares received at such meeting.

         9. Stock Reserved. The Company shall at all times during the term of this reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all original issue taxes, if any, on the exercise of


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the Option, and all other fees and expenses necessarily incurred by the Company in connection therewith.

         10. Exercise Upon Termination of Employment. In the event the employment of the Optionee is terminated by the Company for any reason the Option may be exercised, in whole or in part, by the Optionee at any time following termination of the Optionee. In the event of termination as a result of death or disability of the Optionee, the Option may be exercised by the Optionee or his legal representative or by the executor or administrator of the Optionee or the person to whom the Optionee's rights under the Option shall pass by the Will of the Optionee or the laws of descent and distribution at any time, in whole or in part.

         11. Not Employment Agreement. This Agreement does not constitute an employment agreement and shall not confer on the Optionee any right to continue in the employ of the Company or any of its subsidiaries.

         12. Successors. This Agreement shall be binding upon any successor of the Company.

         13. Amendment. This agreement may not be amended at any time unless the option agreements of Charles E. Lincoln and William M. Burns are amended concurrently to the same effect with each of their written consent.

         14. Notices. Any notice or other communication under this Agreement shall be in writing and shall be considered given when received and shall be delivered personally, mailed by registered or certified mail, return receipt requested, or, to the extent available, sent by facsimile transmission to the parties at the addresses set forth below (or at such other address as a party rnay specify by notice to the other):

         If to the Company:      COMC, Inc.
                                 400 N. Glenoaks Boulevard
                                 Burbank, California 91502
                                 Attention: Secretary or Treasurer
                                 Fax No.: ___________________

            with a copy to:      Rick Usher, Esq.

                                 ____________________________
                                 ____________________________
                                 ____________________________

                                 Fax No.: ___________________


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         If to Optionee:         Christopher R. Smith
                                 21 Middlesex Road
                                 Darien, Connecticut 06820
                                 Phone No.: 201-363-0380

         with a copy to:         Warren Nimetz, Esq.
                                 Fulbright & Jaworski L.L.P.
                                 666 Fifth Avenue
                                 New York, New York 10103
                                 Fax No.: 212-752-5958

         15. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of California.

         16. Fractional Share. The Company shall not be required to issue any fractional share upon exercise of the Option, but it shall pay to the Optionee or to his or her personal representative or beneficiary who acquires the right to exercise the Option by bequest or inheritance on the death of the Optionee, the cash equivalent of any fractional share interests, as determined in the sole discretion of the Board or the Committee.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

                                 COMC, INC.



                                 By: /s/ John J. Ackerman
                                    ---------------------------------
                                    Name:  John J. Ackerman
                                    Title: Chief Executive Officer



                                 /s/ ILLEGIBLE
                                 ------------------------------------
                                    Optionee



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